October 30, 2006

DREYFUS VARIABLE INVESTMENT LIMITED TERM HIGH YIELD PORTFOLIO

Supplement to Statement of Additional Information Dated May 1, 2006

     Effective on or about October 27, 2006, the following information supersedes and replaces any contrary information contained in the section in the Fund's Statement of Additional Information entitled "Management Arrangements."

     Effective on or about October 27, 2006, David Bowser and Kent J. Wosepka will be portfolio managers for the Fund. Messrs. Bowser and Wosepka are dual employees of Dreyfus and The Standish Mellon Asset Management LLC, an affiliate of Dreyfus.

Additional Information about Portfolio Managers

The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of September 30, 2006:

	Registered
	Investment
Portfolio	Company		Pooled	Assets	Other
Manager	Accounts	Assets Managed	Accounts	Managed	Accounts	Assets Managed

David Bowser	8	$1,692,994,476	0	0	18	$2,354,885,593

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of September 30, 2006:

Dollar Range of Portfolio
Portfolio Manager	Portfolio Name	Shares Beneficially Owned

David Bowser	Limited Term High Yield	None
Portfolio